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                                                                   Exhibit 10.48


                              CONSENT TO SUBLEASE
                              -------------------

                                    PREAMBLE
                                    --------

       THIS CONSENT TO SUBLEASE ("Consent") dated as of September 23, 1999, is made with reference to that certain Sublease dated October 1, 1999 (the "Sublease") by and between C.P. Clare Corporation having an address of 78 Cherry Hill Drive, Beverly, MA ("Sublandlord") and Implant Sciences Corporation having an original address of 107 Audubon Road, Wakefield, MA ("Subtenant"), and is entered into by and among TIAA Realty, Inc., having an address c/o Leggat McCall Properties, LLC, 500 Edgewater Drive, Wakefield, MA ("Overlandlord"), Sublandlord, and Subtenant, with respect to the following facts:

       A. Overlandlord and Sublandlord are the parties to that certain Lease dated as of April 1, 1998 as amended by First Amendment to Lease dated July 10, 1998 (the "Overlease") pertaining to' certain space comprised of 22,828 rentable square feet (the "Master Premises") in a Building known as and numbered Building 1, 107 Audubon Road, Wakefield, Massachusetts (the "Building");

       B. Sublandlord and Subtenant wish to enter into the Sublease pursuant to which Subtenant shall lease a portion of the Master Premises comprised of 9,300 rentable square feet (the "Subleased Premises");

       C. The Overlease provides, INTER ALIA, that Sublandlord may not enter into any sublease without Overlandlord's prior written approval; and

       D. Sublandlord and Subtenant have presented the fully executed Sublease (a true copy of which is attached hereto as Exhibit A) to Overlandlord for Overlandlord's review and approval.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Overlandlord hereby consents to the execution and delivery of the Sublease upon the terms and conditions set forth in the General Conditions of Consent to Sublease ("General Conditions") attached hereto and made an integral part hereof.

            2. Sublandlord and Subtenant hereby acknowledge receipt of the General Conditions and further acknowledge that Overlandlord's consent is subject to such General Conditions, and that in the event of a conflict between this Consent and the General Conditions and the Sublease, this Consent and the General Conditions shall control.



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EXECUTED under seal as of the date first written above.

OVERLANDLORD:                           SUBLANDLORD:

TIAA Realty, Inc., a Delaware           C.P. Clare Corporation
corporation, as Landlord


By:   Teachers Insurance and
      Annuity Association of America,
      a New York corporation
Its:  Authorized Representative



By:   /s/ Alan E. Lang                  By:   /s/ [illegible]
      -----------------------------           -----------------------------
      Alan E. Lang

Its:  Director                          Its:  CFO
      -----------------------------           -----------------------------
           hereunto duly authorized                hereunto duly authorized



                                              SUBTENANT:

                                              Implant Sciences Corporation


                                        By:   A.J. Armini
                                              -----------------------------

                                        Its:  President
                                              -----------------------------
                                                   hereunto duly authorized

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                   GENERAL CONDITIONS OF CONSENT TO SUBLEASE
                   -----------------------------------------

       The following General Conditions are an integral part of and are hereby incorporated into the foregoing Consent to Sublease:

       1. Neither the Overlease, the Sublease nor this Consent shall be deemed, nor are such documents intended to grant to Subtenant, any rights whatsoever against Overlandlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease shall be solely against Sublandlord. Subtenant acknowledges and agrees that it is not a third party beneficiary under the Overlease and is not entitled to assert any of Sublandlord's rights thereunder against Overlandlord, whether in its own right or on behalf of Sublandlord.

       2. This Consent and the Sublease shall not (i) constitute a consent or approval by Overlandlord of any of the terms, covenants or conditions of the Sublease and Overlandlord shall not be bound thereby or (ii) release Sublandlord from any existing or future duty, obligation or liability to Overlandlord pursuant to the Overlease (and Sublandlord shall be and remain liable for the full payment, performance and observance of all of the terms, covenants and conditions contained in the Overlease to be paid, performed and observed by the "Tenant" thereunder as if the Sublease and this Consent had never been made), or (iii) change, modify or amend the Overlease in any manner, except insofar as it constitutes Overlandlord's consent to the execution and delivery of the Sublease. Notwithstanding the generality of the foregoing, this Consent expressly shall not absolve Sublandlord from any requirement set forth in the Overlease that Sublandlord obtain Overlandlord's prior written approval of any additional subleases, assignments or other dispositions of its interest in the Overlease or the Premises (as defined in the Overlease).

       3.   Intentionally Omitted.

       4. In the event Sublandlord is in default under any of the terms and provisions of the Overlease, Overlandlord may elect to receive directly from Subtenant all sums due or payable to Sublandlord by Subtenant pursuant to the Sublease, and upon receipt of Overlandlord's notice, Subtenant shall thereafter pay to Overlandlord any and all sums becoming due or payable under the Sublease and Sublandlord shall receive from Overlandlord a credit for such sums actually received by Overlandlord against any and all payments then owing from Sublandlord under the Overlease. Neither the service of such written notice nor the receipt of such direct payments shall cause Overlandlord to assume any of Sublandlord's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Overlandlord the duty or obligation to

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            honor the Sublease, nor subsequently to accept any purported attornment by Subtenant. Sublandlord grants Overlandlord a security interest in all such payments due to Sublandlord from Subtenant, which security interest Overlandlord may perfect by filing a UCC-1 (which Sublandlord shall sign within three (3) days of Overlandlord's request and Sublandlord hereby irrevocably appoints Overlandlord as its attorney-in-fact, coupled with an interest, to execute on behalf of Sublandlord and file such instrument if Sublandlord fails to do so). Overlandlord shall credit payments actually received pursuant to this conditional assignment to Sublandlord's obligations under the Overlease. Without limitation of the foregoing, acceptance of rent or other payments from Sublandlord and/or Subtenant by Overlandlord shall not: (i) constitute a waiver of any default or breach of the Overlease or
            (ii) cause nor result in a reinstatement of the Overlease after Overlease Termination or (iii) be deemed or construed to mean that Overlandlord has accepted the Subtenant as its "Tenant" under the Overlease or the Sublease or (iv) be deemed to mean that Subtenant is entitled to any rights under the Sublease or the Overlease.

       5. Subtenant hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Overlease and agrees not to do or omit to do anything which would cause Sublandlord to be in breach of the Overlease. Any such act or omission also shall constitute a breach of the Overlease and this Consent shall entitle Overlandlord to recover any damage, loss, cost, or expense which it thereby suffers, from Sublandlord and/or Subtenant, who shall be jointly and severally liable to Overlandlord in this regard.

       6. In the event of the commencement of an action at law or in equity by the filing of a complaint or other similar action involving a request for relief from a judicial body between or involving the parties hereto with respect to the Sublease, the Overlease, this Consent or the rights of the parties hereto, hereunder or thereunder, the Sublandlord and Subtenant, jointly and severally, hereby agree to pay the Overlandlord on demand all reasonable costs, expense and attorneys' fees incurred therein by Overlandlord, which amounts may be included as a part of a judgment rendered therein.

       7. The parties acknowledge that the Sublease constitutes the entire agreement between Sublandlord and Subtenant with respect to the subject matter thereof, and that no amendment, termination, modification or change therein will be binding upon Overlandlord unless Overlandlord shall have given its prior written consent thereto, which consent may be granted or denied by Overlandlord in its sole and absolute discretion.

       8. This Consent shall be binding upon and shall inure to the benefit of the parties' respective successors in interest and assigns, subject at all times, nevertheless, to all agreements and restrictions contained in the Overlease,

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            the Sublease, and herein, with respect to subleasing, assignment or other transfer and the fore. going shall not be deemed to limit or negate Overlandlord's rights to prohibit or condition its consent to a future dispossession of Sublandlord's or Subtenant's interests. The agreements contained herein constitute the entire understanding between parties with respect to the subject matter hereof and supersede all prior agreements.

       9. This Consent shall not be assignable and shall only apply with respect to the Sublease by and between Sublandlord and Subtenant.

       10. The consent by Overlandlord to the use and occupancy of the Subleased Premises by Subtenant shall not be construed as a consent by Overlandlord to the use and occupancy of the Subleased Premises by anyone other than Subtenant or Sublandlord or as a consent to further subletting by Sublandlord or by Subtenant of the Subleased Premises, or any part thereof. Neither the Sublease nor any of the rights, privileges or obligations thereunder shall be assigned, modified, renewed or extended, nor shall the Subleased Premises, or any part thereof, be further sublet or occupied by others (except by Sublandlord, in accordance with and subject to the terms and provisions of the Overlease).

       11. On or before the day immediately preceding the date of expiration of the Overlease or upon the date of any earlier termination of the term of the Overlease for any cause or reason, the Sublease and its term shall expire, terminate and come to an end as of the effective date of the expiration or termination of the Overlease, and Sublandlord shall cause Subtenant to vacate and surrender the Subleased Premises on or before such date in accordance with the applicable provisions of the Overlease regarding surrender and delivery of the Premises to Overlandlord.

       12. Overlandlord hereby represents and warrants to Sublandlord and Subtenant that Overlandlord has not agreed to pay any party a broker's fee or commission in connection with the Sublease or this Consent. Sublandlord and Subtenant hereby acknowledge and agree that Overlandlord shall not be responsible for any brokers commissions or fees of any kind or nature in connection with the Sublease or the subject matter thereof and they each hereby agree to indemnify and hold Overlandlord harmless from and against any such claims including all reasonable attorneys fees sustained or incurred by Overlandlord as a result of any such claim against Overlandlord. Sublandlord and Subtenant hereby jointly and severally agree to indemnify and hold Overlandlord harmless from and against any and all claims, costs or damages sustained or incurred by Overlandlord as the result of any claim by any party that they are entitled to a commission or broker's fee in connection with this Consent or the Sublease. The indemnity contained herein shall include, without limitation, all reasonable attorneys' fees and expenses incurred by

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            Overlandlord in connection with any such claim. This paragraph 12 shall survive expiration o,r earlier termination of the Sublease.

       13. Sublandlord and Subtenant, jointly and severally, hereby agree to indemnify and hold Overlandlord harmless with respect to any and all liability to and claims by Subtenant in connection with the Sublease, Subtenant's use and occupancy of the Subleased Premises, or the subject matter hereof. The within indemnity shall be joint and several and shall include all losses, costs, damages or expenses including, without limitation, reasonable attorneys fees sustained or incurred by Overlandlord arising out of the matters contained herein. The provisions of this paragraph 13 shall survive any expiration or earlier termination of the Sublease or the Overlease. Nothing contained herein shall be deemed or construed to require Sublandlord or Subtenant to indemnify Overlandlord with respect to loss or damages sustained or incurred by Overlandlord as the result of the negligence or willful misconduct of Overlandlord or Overlandlord's agents, servants and employees.

       14. In the event that there shall be any conflict between the terms, covenants and conditions of this Consent to Sublease and the terms, covenants and, conditions of the Sublease, then the terms, covenants and conditions of this Consent to Sublease shall prevail in each instance and any conflicting terms, covenants or conditions of the Sublease shall be deemed modified to conform with the terms, covenants and conditions of this Consent to Sublease.

       15. Notwithstanding anything contained in the Sublease to the contrary, Sublandlord and Subtenant represent to and agree with Overlandlord that no changes, additions or improvements including, without limitation, electrical, HVAC or other construction work shall be performed in the Subleased Premises unless detailed plans and specifications for such work are first submitted to Overlandlord for its approval and Overlandlord shall have granted such approval in writing. Such approval shall be given or withheld in accordance with the applicable terms of the Overlease. In accordance with the provisions of the Overlease, all such work, if approved by Overlandlord, shall be subject to the requirements contained in the Overlease applicable to construction within or alterations of the Subleased Premises and shall be performed in accordance with the Overlease.

       16. No signs shall be placed upon or within the Building and/or the Subleased Premises without the express written consent of Overlandlord, which consent may be granted or withheld by Overlandlord in its sole and absolute discretion.

       17. Subtenant shall, within 10 days of written request from Overlandlord therefor, execute and deliver to Overlandlord and/or the holder of any

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            mortgage upon or proposed purchasers of the Building, a so-called
            "Estoppel Letter" in form satisfactory to Overlandlord or such holder of a Mortgage or proposed purchaser which shall include, among other things, if so requested, a statement (i) certifying that the Sublease is in full force and effect and has not been assigned, modified or amended, (ii) that Sublandlord is not in default thereunder, (iii) the date through which rent has been paid and (iv) that there are no defenses or set-offs against enforcement of the Sublease or this Agreement against Subtenant.

       18. Subtenant hereby further agrees that upon the written request of Overlandlord, Subtenant shall subordinate its interest in the Sublease to the lien of any mortgage, security agreement or lease now or hereafter affecting the Building or the land upon which the Building is constructed.

       19. As a condition to the effectiveness of the within Consent, as additional rent under the Overlease, Sublandlord shall, within ten
            (10) days after invoice, reimburse Overlandlord for all costs and expenses including without limitation, attorneys fees sustained or incurred by Overlandlord in connection with Sublandlord's request for Overlandlord's Consent to the execution and delivery of the Sublease including, without limitation, review of the Sublease and preparation and negotiation of this Consent.

       20. All notices and demands which may or are to be required or permitted to be given by any party hereunder shall be in writing. All notices and demands to Subtenant shall be sent by United States Mail, certified mail return receipt requested, postage prepaid, addressed to Subtenant at the Subleased Premises, and to the address hereinbelow, or to such other place as Subtenant may from time to time designate in a notice to the other parties hereto given in the manner herein provided.

            All notices and demands to Sublandlord shall be sent by United States Mail, certified mail return receipt requested, postage prepaid, addressed to the Sublandlord at the address set forth herein, and to such other person or place as the Subtenant may from time to time designate in a notice to the other parties hereto given in the manner herein provided.

            All notices and demands to Overlandlord shall be sent by United States Mail, certified mail return receipt requested, postage prepaid, addressed to the Overlandlord at the address set forth herein, and to such other person or place as the Overlandlord may from time to time designate in a notice to the other parties hereto given in the manner herein provided.

            Notices may also be sent via overnight courier to the addresses set forth herein, as applicable.

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To Sublandlord:          78 Cherry Hill Drive
                         Beverly, MA~01915-1048

To Subtenant:            107 Audubon Road
                         Wakefield, MA 01880

To Overlandlord:         c/o Leggat McCall Properties LLC
                         500 Edgewater Drive
                         Wakefield, MA 01880

With a copy to:          Mr. Alan E. Lang
                         Teachers Insurance and Annuity
                         Association of America
                         730 Third Avenue
                         New York, New York 10017

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